UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NORTHSTAR REAL ESTATE INCOME II, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of NorthStar Real Estate Income II, Inc.:
It is our pleasure to invite you to the 2017 annual meeting of stockholders of NorthStar Real Estate Income II, Inc., a Maryland corporation. The annual meeting will be held at 399 Park Avenue, 18th Floor, New York, New York 10022 on June 22, 2017, beginning at 11:30 a.m., local time.
The enclosed materials include a notice of meeting, a proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2016.
It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.
We look forward to receiving your proxy and seeing you at the meeting.

Sincerely,
/s/ DANIEL R. GILBERT
Daniel R. Gilbert Chairman, Chief Executive Officer and President

April 28, 2017
New York, New York

____________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2017
____________________________
To the Stockholders of NorthStar Real Estate Income II, Inc.:
The 2017 annual meeting of stockholders, or the annual meeting, of NorthStar Real Estate Income II, Inc., a Maryland corporation, or the Company, will be held at 399 Park Avenue, 18th Floor, New York, New York 10022 on June 22, 2017, beginning at 11:30 a.m., local time. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

1)
a proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified; and

2)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
This notice is accompanied by the Company’s proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2016. This notice is being mailed to you on or about April 28, 2017.
Stockholders of record at the close of business on April 11, 2017 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible and return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,
/s/ JENNY B. NESLIN
Jenny B. Neslin
General Counsel and Secretary
April 28, 2017
New York, New York

NorthStar Real Estate Income II, Inc.
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
____________________________
PROXY STATEMENT
____________________________
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2017

i

GENERAL INFORMATION ABOUT THE MEETING
This proxy statement and the accompanying proxy card and Notice of Annual Meeting of Stockholders are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of NorthStar Real Estate Income II, Inc., a Maryland corporation, for use at the 2017 annual meeting of stockholders to be held on June 22, 2017, beginning at 11:30 a.m., local time, and any postponements or adjournments thereof. “We,” “our,” “us” and “the Company” each refers to NorthStar Real Estate Income II, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to NorthStar Real Estate Income Operating Partnership II, LP.
We were formed to originate, acquire and asset manage a diversified portfolio of commercial real estate, or CRE, debt, select equity and securities investments predominantly in the United States. We are externally managed and have no employees. Prior to January 11, 2017, we were managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM), or NSAM. Effective January 10, 2017, NSAM completed its previously announced merger with Colony Capital, Inc., or Colony, NorthStar Realty Finance Corp., or NorthStar Realty, and Colony NorthStar, Inc., or Colony NorthStar, a wholly-owned subsidiary of NSAM, which we refer to as the mergers, with Colony NorthStar surviving the mergers and succeeding NSAM as our Sponsor. As a result of the mergers, our Sponsor became an internally-managed equity real estate investment trust, or REIT, with a diversified real estate and investment management platform and publicly-traded on the New York Stock Exchange, or NYSE, under the ticker symbol “CLNS”. In addition, following the mergers, CNI NSII Advisors, LLC (formerly NSAM J-NSII Ltd), an affiliate of NSAM, or our Advisor, became a subsidiary of Colony NorthStar. Our Advisor manages our day-to-day operations pursuant to an advisory agreement.
The mailing address of our executive office is 399 Park Avenue, 18th Floor, New York, New York 10022. This proxy statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are first being mailed to holders of our Class A and Class T common stock, which we refer to collectively as our common stock, on or about April 28, 2017. Stockholders of record at the close of business on April 11, 2017 are entitled to notice of and to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting. In this proxy statement we refer to the shares of our common stock entitled to vote at the annual meeting as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2016.
When you submit your proxy, you are authorizing a proxy to vote your shares of common stock at the annual meeting as you instruct, unless you return the proxy with no instruction. In this case, the individuals designated as proxies to vote your shares of common stock at the annual meeting, Daniel R. Gilbert, Frank V. Saracino and Jenny B. Neslin, or any of them, will vote FOR the election of each of the five director nominees. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.
Grant Thornton LLP, or Grant Thornton, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC. As of the date of this proxy statement, we have not selected an independent registered public accounting firm for the year ending December 31, 2017. A representative of Grant Thornton is expected to be present at the annual meeting, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Matters to be Considered and Voted Upon at the Annual Meeting
At the annual meeting, our stockholders will consider and vote upon:

1)
a proposal to elect as directors the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified; and

2)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the solicitation of proxies by mail, proxies may be solicited by directors and officers, without additional remuneration, by personal interview, telephone, electronic communications or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock held of record as of the close of business on April 11, 2017 and will reimburse them for their reasonable out‑of‑pocket expenses for forwarding the materials.
We have retained Broadridge Investor Communication Solutions, Inc., or Broadridge, to assist us in the distribution of proxy materials and the solicitation of proxies. We estimate that we will pay Broadridge a fee of approximately $14,500 for proxy solicitation services provided for us, plus reasonable out-of-pocket expenses incurred in connection with their services.
Stockholders Entitled To Vote
As of the close of business on April 11, 2017, there were 114,572,789 shares of our common stock, consisting of 97,506,352 shares of Class A common stock and 17,066,437 shares of Class T common stock, outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 11, 2017 are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.
Abstentions and Broker Non-Votes
If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be “broker non-votes” with respect to any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in street name, the broker lacks discretionary authority to vote the shares and the broker has not received voting instructions from the beneficial owner. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. As Proposal No. 1 is the only matter anticipated to be considered at the annual meeting, we do not expect any broker non-votes at the annual meeting. We also do not expect there to be any abstentions because that is not a voting option with respect to the election of directors. Abstentions and broker non‑votes, if any, will be counted as present at the annual meeting for the purpose of determining a quorum.
Required Quorum/Vote
A quorum will be present if stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting on any matter are present, in person or by proxy. If you hold your shares in your own name as holder of record and authorize your proxy by mail, telephone or Internet or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If you hold your shares in street name and provide your broker with voting instructions, your shares will also be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the annual meeting to a date not more than 120 days after the original record date without notice other than announcement at the annual meeting.
Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of, or withheld with respect to, all of the director nominees, or any one or more of them. A vote “withheld” or a broker non-vote, if any, will have the same effect as a vote against that nominee.
If the enclosed proxy is properly executed and returned to us in time to be voted at the annual meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

1)
FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified; and

2)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.
As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting
If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting our electronic voting site at www.proxyvote.com, by calling our toll‑free voting number at 1-800-690-6903 or you may vote your shares in person at the annual meeting. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.
If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker, bank or other nominee to obtain a legal proxy card and bring it to the annual meeting in order to vote.
If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge, at 1-877-777-5092.
Right to Revoke Proxy
If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

•	send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022;

•	sign and mail a new, later-dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

•	visit our electronic voting site at www.proxyvote.com;

•	call our toll-free voting number at 1-800-690-6903 and follow the instructions provided; or

•	attend the annual meeting and vote your shares in person, although attendance at the annual meeting will not by itself constitute revocation of a proxy.
Only the most recent proxy vote will be counted and all others will be disregarded notwithstanding the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.
Copies of Annual Report to Stockholders
A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2016 is being mailed to stockholders entitled to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Annual Report and Quarterly Reports
We make available free of charge through our website at www.northstarsecurities.com/income2 under the heading “Investor Relations—SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Copies may also be accessed electronically by means of the SEC’s home page at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Householding Information
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2016 to multiple stockholders with the same last name and address, or if we reasonably believe they are members of the same family residing at the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2016, please request a copy in writing from NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel or by phone by calling 212-547-2600 and a copy will be provided to you promptly.
If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our General Counsel in writing at the following address: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, or by phone by calling 212-547-2600.
If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2016, you may request householding by contacting us in the same manner as above.
Voting Results
American Election Services, LLC will have a representative present at the annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.
Confidentiality of Voting
We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election to examine these documents, except as necessary to meet applicable legal requirements.
Recommendations of our Board
Our Board recommends a vote:

1)
FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

BOARD OF DIRECTORS
General
Our Board presently consists of five members. At the annual meeting, stockholders will vote on the election of Messrs. Daniel R. Gilbert, Jonathan T. Albro, Justin P. Meagher, Chris S. Westfahl and Winston W. Wilson, for a term ending at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.
The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for re-election in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.
Set forth below is each director nominee’s name and age as of the date of this proxy statement and biographical information. Each of our director nominees currently serves on our Board and, except for Mr. Meagher, was elected as a director by the stockholders at the 2016 annual meeting of stockholders.

Current Directors Who are Nominees for Re-election

Name	Age
Daniel R. Gilbert	47
Jonathan T. Albro	54
Justin P. Meagher	46
Chris S. Westfahl	51
Winston W. Wilson	49
Daniel R. Gilbert. Daniel R. Gilbert has served as our Chairman, Chief Executive Officer and President since December 2012 and, with respect to his role as Chairman, since August 2015. Mr. Gilbert has also served as the Head of the Retail Platform of Colony NorthStar since January 2017 and previously served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NSAM and parent company of our Advisor, from June 2014 to January 2017, and of NorthStar Realty from January 2013 to January 2017. Mr. Gilbert further serves as Chairman, Chief Executive Officer and President of NorthStar Real Estate Income Trust, Inc., or NorthStar Income, positions he has held since August 2015, January 2013 and March 2011, respectively, having previously served as NorthStar Income’s Chief Investment Officer from its inception in January 2009 through January 2013. Mr. Gilbert has also served as the Executive Chairman of NorthStar Healthcare Income, Inc., or NorthStar Healthcare, since January 2014, having previously served as its Chief Executive Officer from August 2012 to January 2014 and its Chief Investment Officer from October 2010 to February 2012. Mr. Gilbert further serves as the Co‑Chairman, Chief Executive Officer and President of NorthStar/RXR New York Metro Real Estate, Inc., or NorthStar/RXR, positions he has held since March 2014 and, with respect to his role as Co‑Chairman, since August 2015. Mr. Gilbert has also served as Chairman, Chief Executive Officer and President of NorthStar Corporate Income Master Fund and its two feeder funds, or collectively, NorthStar Corporate Income Fund, positions he has held since November 2015 and, with respect to his role as Chairman, since January 2016. Mr. Gilbert has also been an Interested Trustee, Chief Executive Officer and President of NorthStar Real Estate Capital Income Master Fund and its two feeder funds, or collectively, RE Capital Fund, since October 2015 (and, with respect to one of the feeder funds, December 2015) and Chairman since March 2016. Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Previously, Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co., or Merrill Lynch, in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert currently serves on the Board of Directors of the Investment Program Association. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
Consideration for Recommendation: Our Board believes that Mr. Gilbert’s extensive commercial real estate and capital markets expertise through various market cycles and changing market conditions, combined with his position overseeing our Sponsor’s non-traded and alternative products business as Head of the Retail Platform of Colony NorthStar, as well as his experience as our Chief Executive Officer and President, support his nomination to our Board.
Jonathan T. Albro. Jonathan T. Albro has served as one of our directors since April 2013. Mr. Albro previously served on our Audit Committee from April 2013 to January 2016. Mr. Albro also serves as a director of NorthStar Income, a position he has held since January 2010. He is Chief Executive Officer and Managing Partner of Penn Square Real Estate Group, LLC, or Penn Square Real Estate Group, which he founded in September 2006. At Penn Square Real Estate Group, he is responsible for strategy, operations, marketing, finance and fundraising. From April 2005 to August 2006, Mr. Albro served as Executive Vice President, National Sales Manager of Cole Capital Markets, Inc., or CCM, and Senior Vice President of Cole Capital Corporation, or CCC. He was responsible for the growth and management of CCM, a distribution company focused on Cole’s suite of real estate offerings in addition to serving on CCC’s executive committee. From September 2001 to April 2005, Mr. Albro served as Executive Vice President and National Sales Manager of MetLife Investors, Inc., a wholly-owned subsidiary of MetLife, Inc., where he was responsible for sales and distribution of MLI Retirement products through financial intermediaries. In all, Mr. Albro has over 26 years of experience in the broker-dealer industry. Mr. Albro holds a Bachelor of Science from State University of New York in Fredonia, New York.
Consideration for Recommendation: Our Board believes that Mr. Albro’s knowledge of the broker‑dealer industry and more than 26 years of experience in the industry support his nomination to our Board.

Justin P. Meagher. Justin P. Meagher has served as one of our independent directors since March 2017. Mr. Meagher has been a Managing Director, Regulatory Solutions, of SS&C Technologies, a third party provider of software and fund administration to the global alternative asset management industry, since May 2015. Previously, from May 2013 to September 2014, Mr. Meagher was a Principal at TPG Special Situations Partners (“TPG”), focusing on regulatory compliance matters. Prior to joining TPG, Mr. Meagher was a Managing Director in the legal and compliance departments at various affiliates of Lehman Brothers Holdings, Inc. from January 2009 to May 2013. From February 2007 to October 2008, Mr. Meagher served as a Managing Director and the Chief Compliance Officer at Diamond Lake Investment Group, LP, a proposed multi-strategy hedge fund. Mr. Meagher began his career at the Clinton Group, Inc., an alternative asset manager, where he served as Legal Counsel and Deputy Chief of Compliance from June 2001 to October 2007. Mr. Meagher holds a Bachelor of Arts in Political Science from Iona College in New Rochelle, New York, a Masters in Administration, Leadership and Technology from New York University in New York, New York and a Juris Doctor from New York Law School in New York, New York.
Consideration for Recommendation: Our Board believes that Mr. Meagher’s substantial experience as legal and regulatory counsel, as well as his deep knowledge in compliance, derivatives, portfolio management, structured products and strategic planning, supports his nomination to our Board.
Chris S. Westfahl.  Chris S. Westfahl has served as one of our independent directors and a member of our Audit Committee since March 2016. Mr. Westfahl is a Managing Director of Silverpeak Real Estate Partners. At Silverpeak, Mr. Westfahl focuses on providing general partnership equity on a strategic basis to experienced sponsors for acquisitions of residential, office and retail properties throughout the United States. Prior to joining Silverpeak in April 2010, Mr. Westfahl was a founder/principal in Elevation Advisors, a real estate advisory firm based in New York. Prior to that, for 10 years, Mr. Westfahl was a Managing Director with Lehman Brothers’ Principal Transaction Group where he directly invested equity and mezzanine capital and originated first mortgage debt. Prior to joining Lehman Brothers, Mr. Westfahl worked for nine years at GE Capital Real Estate where he was responsible for all new business origination in the Northeast region. Mr. Westfahl holds a Bachelor of Arts from Boston College in Boston, Massachusetts and a Master of Business Administration from the University of Connecticut in Stamford, Connecticut.
Consideration for Recommendation: Our Board believes that Mr. Westfahl’s more than 30 years of real estate experience, including substantial real estate investment and capital markets expertise, supports his nomination to our Board.
Winston W. Wilson.  Winston W. Wilson has served as one of our independent directors and the chairman and financial expert of our Audit Committee since April 2013. Mr. Wilson has also served as a director of NorthStar/RXR and as the chairman and financial expert of its audit committee since February 2015. Mr. Wilson most recently worked for Grant Thornton’s New York office, from August 2008 until December 2012 as Partner in Charge and Financial Services Industry Leader and from August 2011 until December 2012 as National Asset Management Sector Leader. Mr. Wilson joined Grant Thornton in October 2000 and left in December 2012 to pursue personal interests. Mr. Wilson has over 27 years of experience with financial services companies including, among others, mortgage and equity REITs, broker-dealers, mutual funds and registered investment advisors. Prior to joining Grant Thornton, Mr. Wilson worked for PricewaterhouseCoopers LLP, Credit Suisse First Boston and Brown Brothers Harriman & Co. Mr. Wilson is a certified public accountant in the states of New York, New Jersey and Pennsylvania. He is a member of the American Institute of Certified Public Accountants and New York State Society of CPAs. Mr. Wilson was also recently a member of the American Institute of Certified Public Accountants (AICPA) Investment Company Expert Panel as well as a member of the Strategic Partners Advisory Committee for Managed Funds Associations (MFA). Mr. Wilson has a Master of Business Administration in Finance and Marketing from New York University’s Stern School of Business in New York, New York and a Master of Science in Economics and a Bachelor of Science in Accounting from Brooklyn College in Brooklyn, New York.
Consideration for Recommendation: Our Board believes that Mr. Wilson’s extensive public accounting and financial services expertise, including as it relates to REITs and broker-dealers, supports his nomination to our Board.
Corporate Governance Profile
We are committed to good corporate governance practices and, as such, we have adopted a code of ethics and corporate governance guidelines discussed below.
Code of Ethics
We have adopted a code of ethics for the purpose of promoting honest and ethical conduct of our business, full disclosure in our filings with the SEC, compliance with applicable laws, governmental rules and regulations, prompt internal reporting of violations of, and accountability for adherence to, our code of ethics. Our code of ethics applies to our Chief Executive Officer, Chief Financial Officer, Treasurer and other senior financial officers performing similar functions and our Board, collectively referred to as our covered persons. We intend to maintain high standards of honest and ethical business practices and compliance with all laws and regulations applicable to our business. Among the areas addressed by our code of ethics are conflicts of interest, including improper benefits, outside financial interests, business arrangements with us, outside employment or activities with competitors, charitable, government and other outside business activities, family members working in the industry, corporate opportunities, offering and receiving entertainment, gifts and gratuities, protection and proper use of our assets, maintaining our books and records, internal accounting controls, improper influence on audits, record retention, the protection of our confidential information, trademarks, copyrights and other intellectual property, insider trading, fair dealing and interacting with the government. Our code of ethics is available on our website at www.northstarsecurities.com/income2 under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our code of ethics.
Corporate Governance Guidelines
We have adopted corporate governance guidelines to assist our Board in the exercise of its responsibilities. The corporate governance guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. A copy of our corporate governance guidelines may be found on our website at www.northstarsecurities.com/income2 under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Our Audit Committee
Our Board has a separately designated standing Audit Committee and its primary function is to engage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.
Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available on our website at www.northstarsecurities.com/income2 under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Our Audit Committee held six meetings in 2016. Each director then serving as a member of our Audit Committee attended at least 75% of the aggregate number of meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the NYSE, our Board has also determined that each independent member of our Board is independent under the NYSE rules. The members of our Audit Committee are Messrs. Meagher, Westfahl and Wilson. Our Board has determined that Mr. Wilson, who chairs our Audit Committee, is an “audit committee financial expert,” as that term is defined by the SEC.
The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2016 is presented below under the heading “Audit Committee Report.”
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.
Director Independence
The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain specified criteria, our Board must conclude that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Although our shares are not listed on the NYSE or any other national securities exchange, our Board has affirmatively determined that all of the members of our Board, except Messrs. Gilbert and Albro, are independent under the NYSE rules.
In addition, we have determined that all of the members of our Board, except Messrs. Gilbert and Albro, are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American

Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. Our charter is available on our website at www.northstarsecurities.com/income2 under the heading “Investor Relations—Corporate Governance” and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
Board Leadership Structure; Meetings of Independent Directors
Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board believes that the most effective leadership structure for our company at this time is for Mr. Gilbert to serve as both our Chairman and Chief Executive Officer. Mr. Gilbert’s combined role as Chairman and Chief Executive Officer creates a firm link between management and our Board and provides unified leadership for carrying out our company’s strategic initiatives and business plans. Our Board continually evaluates the Company’s leadership structure and could in the future decide not to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company.
Although Mr. Gilbert is not an independent director, our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors. In 2016, our independent directors met six times in executive session without management present following Board meetings.
During the year ended December 31, 2016, our Board met on nine occasions. Each director then serving attended at least 75% of the aggregate number of meetings of our Board.
Stockholder Communications with our Board
Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at NorthStar Real Estate Income II, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: Secretary. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any of our independent directors in care of our Secretary at the address above. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who own more than 10% of shares of our common stock, to furnish us with and to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Based solely on our review of the copies of such forms we received or written representations from certain reporting persons, we believe that all such filings required to be made during and with respect to the fiscal year ended December 31, 2016 by Section 16(a) of the Exchange Act were timely made.
Director Nomination Procedures
We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors, other than our independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets acquired by us and that at least one of our independent directors has three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.

Our Board will also consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals and Director Nominations for 2018” below. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws.
Risk Oversight
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day‑to‑day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision‑making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board’s oversight of risk has not specifically affected its leadership structure.
Director Attendance at Annual Meeting
Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. Messrs. Gilbert, Albro, Westfahl and Wilson attended our 2016 annual meeting of stockholders.
EXECUTIVE OFFICERS
Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
Daniel R. Gilbert	47	Chief Executive Officer and President
Frank V. Saracino	50	Chief Financial Officer and Treasurer
Jenny B. Neslin	34	General Counsel and Secretary
Set forth below is biographical information regarding each of our executive officers, other than Mr. Gilbert, whose biographical information is provided above under “Current Directors Who are Nominees for Re-election.”
Frank V. Saracino. Frank V. Saracino has been our Chief Financial Officer and Treasurer since August 2015. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Healthcare and NorthStar/RXR since August 2015. Mr. Saracino has also served as Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund and RE Capital Fund since November 2015 and December 2015, respectively. Prior to joining NSAM (now Colony NorthStar) in 2015, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation, or Prospect, where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Previously, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. Mr. Saracino holds a Bachelor of Science in Accounting from Syracuse University.
Jenny B. Neslin. Jenny B. Neslin has been our General Counsel and Secretary since August 2015, having previously served as our Associate General Counsel and Assistant Secretary since April 2014. Ms. Neslin has also served as Senior Vice

President, Deputy General Counsel of Colony NorthStar since January 2017, having previously served as Associate General Counsel and Assistant Secretary of NSAM, positions she held since January 2014. Ms. Neslin joined NorthStar Realty (now Colony NorthStar) in July 2013, where until January 2017 she served as Associate General Counsel and, since April 2014, Assistant Secretary. In addition, Ms. Neslin has served as NorthStar Income’s General Counsel and Secretary since August 2015, having previously served as its Associate General Counsel and Assistant Secretary since April 2014. She also serves as Associate General Counsel and Assistant Secretary of each of NorthStar Healthcare and NorthStar/RXR, positions she has held since April 2014. Ms. Neslin began her legal career at Clifford Chance US LLP, a global law firm, where she was an associate in its Capital Markets group from October 2007 to July 2013. During her tenure at Clifford Chance, Ms. Neslin primarily advised REITs and investment banks in public and private capital markets transactions. This experience included advising non-traded REITs and other direct participation programs in continuous offerings, ongoing disclosure and reporting obligations under U.S. federal securities laws and other corporate governance matters. Ms. Neslin holds a Bachelor of Music in Music Business from New York University in New York, New York and a Juris Doctor from Benjamin N. Cardozo School of Law in New York, New York.
EXECUTIVE COMPENSATION
We currently have no employees. Our day-to-day management functions are performed by our Advisor and related affiliates. Our executive officers are all employees of our Sponsor or its affiliates and are utilized by our Advisor to provide management, acquisition, advisory and certain administrative services for us. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to our Advisor and other affiliated companies.
DIRECTOR COMPENSATION
Independent Directors
Pursuant to our NorthStar Real Estate Income II, Inc. Second Amended and Restated Independent Directors Compensation Plan, or the Independent Directors Plan, each of our independent directors and non-management directors was paid an annual director’s fee of $80,000 in 2016. Mr. Wilson, who serves as our Audit Committee chairperson was paid an additional fee of $15,000 in 2016. In addition, each of our independent directors and non-management directors received $35,000 in shares of restricted Class A common stock in June 2016, in connection with such director’s re-election to our Board. The restricted common stock generally vests quarterly over two years; provided, however, that the restricted common stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a change in our control. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board.
In 2017, our Board retained FTI Consulting, Inc., or FTI, a compensation consulting firm, to complete a competitive analysis of, and to provide a recommendation for, our independent director compensation program. On March 15, 2017, our Board approved the NorthStar Real Estate Income II, Inc. Third Amended and Restated Independent Directors Compensation Plan, or the 2017 Independent Directors Plan. Based on the recommendations of FTI, our Board determined that, effective as of January 1, 2017, each of our independent directors will be paid an annual director’s fee of $90,000, pursuant to the 2017 Independent Directors Plan. The independent director who serves as our Audit Committee chairperson will be paid an additional fee of $15,000 per year.
In addition, based on the recommendations of FTI and pursuant to the 2017 Independent Directors Plan, our Board determined that we will automatically grant to any person who becomes an independent director $75,000 in shares of restricted Class A common stock on the date such independent director is initially appointed or elected to our Board. In addition, on the date following an independent director’s re-election to our Board, he or she will receive $50,000 in shares of restricted Class A common stock. The actual number of shares of restricted Class A common stock that we grant is determined by dividing the fixed value by (i) prior to a listing of our shares on a national securities exchange and during an offering, the offering price of Class A shares to the public; (ii) following an offering, the most recently disclosed net asset value, or NAV, or if an NAV has not been disclosed, the most recent offering price; or (iii) following a listing on a national securities exchange, the closing price of the shares on the date of grant. The shares of restricted common stock will generally vest quarterly over two years; provided, however, that the restricted common stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a change in our control. We reserve the right to modify the nature of the equity grant to our directors from restricted common stock to other forms of stock-based incentive awards, such as units in our operating partnership structured as profit interests, as well as the vesting schedule.
Directors who are our officers, including our Chairman of the Board, do not receive compensation as directors.

Director Compensation for 2016
The following table provides information concerning the compensation of our independent directors for 2016.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Jonathan T. Albro	$80,000	$34,996	$114,996
Justin P. Meagher(3)	—	—	—
Charles W. Schoenherr(4)	80,000	34,996	114,996
Chris S. Westfahl(5)	60,000	84,996	144,996
Winston W. Wilson	95,000	34,996	129,996
Total	$315,000	$189,984	$504,984
________________________

(1)
Amounts include annual cash retainers. Fees paid to directors are currently incurred by our Advisor on our behalf and are classified as operating costs to the extent permitted by the 2%/25% Guidelines (as defined herein). See “Certain Relationships and Related Transactions.”

(2)	Reflects shares issued at a price of $10.1672 per share.

(3)	Mr. Meagher was appointed to the Board in March 2017 and, therefore, did not receive any compensation as an independent director for 2016.

(4)	No longer serves as a director of the Company.

(5)	Mr. Westfahl was appointed to the Board in March 2016.
In addition, we reimbursed all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board in 2016.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 11, 2017, the total number and the percentage of shares of our common stock beneficially owned by:

•	each of our directors and each nominee for director;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.
The following table also sets forth how many shares of our common stock are beneficially owned by each person known to us to be a beneficial owner of more than 5% of the outstanding shares of our common stock. As of April 11, 2017, there were no beneficial owners of more than 5% of our outstanding common stock. The percentages of common stock beneficially owned are based on 114,572,789 shares of our common stock outstanding as of April 11, 2017. All shares held by our directors and executive officers, if any, are shares of our Class A common stock.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number	Percentage
Directors and Executive Officers(2):
Daniel R. Gilbert	—	—
Jonathan T. Albro(3)	14,442	*
Justin P. Meagher(4)	8,099	*
Chris S. Westfahl(5)	8,360	*
Winston W. Wilson(3)	14,442	*
Frank V. Saracino	—	—
Jenny B. Neslin	—	—
All directors and executive officers as a group (7 persons)	45,343	*
________________________

*	Less than one percent.

(1)
Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares: (i) “voting power,” which includes the power to vote or to direct the voting of such security; or (ii) “investment power,” which includes the power to dispose of or direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)	The address of each of the directors and executive officers is 399 Park Avenue, 18th Floor, New York, New York 10022.

(3)	Includes 2,659 unvested shares of restricted Class A common stock held by each director.

(4)	Includes 7,087 unvested shares of restricted Class A common stock held by such director.

(5)	Includes 3,565 unvested shares of restricted Class A common stock held by such director.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted‑Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Stockholders(1)	—	—	1,948,314
Equity Compensation Plans Not Approved by Stockholders	N/A	N/A	N/A
Total	—	—	1,948,314
________________________

(1)
We have adopted two equity compensation plans: NorthStar Real Estate Income II, Inc. Long-Term Incentive Plan, or the Long-Term Incentive Plan, and the Independent Directors Plan, which operates as a sub-plan of the Long-Term Incentive Plan. The maximum number of shares allowed to be issued upon the exercise or grant of an award granted under the Long-Term Incentive Plan (including the Independent Directors Plan), excluding the initial grant to the independent directors, in the aggregate, is 10% of the outstanding shares of our common stock on the date of the grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following section describes all transactions and currently proposed transactions between us and any related person since January 1, 2015 and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.
Ownership Interests
Pursuant to the limited partnership agreement of our operating partnership, NorthStar OP Holdings II, LLC, an affiliate of our Advisor, or the Special Unit Holder, holds a subordinated participation interest entitling it to receive distributions equal to 15% of our net cash flows, whether from continuing operations, the repayment of loans, the disposition of assets or otherwise, but only after our stockholders have received, in the aggregate, cumulative distributions equal to their invested capital plus a 7.0% cumulative, non-compounded annual pre-tax return on such invested capital. In addition, the Special Unit Holder is entitled to a separate payment if it redeems its special units. The special units may be redeemed upon: (i) the listing of our common stock on a national securities exchange; or (ii) the occurrence of certain events that result in the termination or non‑renewal of our advisory agreement, in each case for an amount that the Special Unit Holder would have been entitled to receive had our operating partnership disposed of all of its assets at the enterprise valuation as of the date of the event triggering the redemption. If the event triggering the redemption is: (i) a listing of our shares on a national securities exchange, the enterprise valuation will be calculated based on the average share price of our shares for a specified period; or (ii) an underwritten public offering, the enterprise value will be based on the valuation of the shares as determined by the initial public offering price in such offering. If the triggering event is the termination or non-renewal of the advisory agreement other than for cause, the enterprise valuation will be calculated based on an appraisal of our assets.
To date, we have not paid any distributions to the Special Unit Holder pursuant to its subordinated participation interest.
Pursuant to a distribution support agreement, NorthStar Realty committed to purchase up to an aggregate of $10.0 million in shares of our common stock (including any contributions made by NorthStar Realty to us to satisfy the minimum offering requirement) in certain circumstances in order to provide, among other matters, additional cash to pay distributions, if necessary. On September 18, 2013, an affiliate of NorthStar Realty purchased 222,223 shares of our common stock for $2.0 million at $9.00 per share (reflecting that no selling commissions or dealer manager fees were paid) to satisfy our minimum offering requirement. We used the proceeds from such sale to make a capital contribution to our operating partnership. On March 3, 2015, our board of directors amended and restated our distribution support agreement to, among other things, extend the term of our distribution support agreement for one year to May 6, 2016. In addition, on April 25, 2016, our board of directors further amended and restated our distribution support agreement to, among other things, extend the term of our distribution support agreement for the period ending upon the termination of our initial public offering. In connection with the closing of our initial public offering in November 2016, the distribution support agreement terminated. From inception through the expiration of our distribution support agreement in November 2016, including the purchase of shares to satisfy the minimum offering requirement, 642,286 Class A shares of our common stock totaling $5.8 million were purchased under such commitment.
Advisor
Our Advisor provides management, acquisition, advisory and certain administrative services for us, subject to oversight by our Board. Our Advisor is an indirect subsidiary of our Sponsor. All of our officers are officers of our Sponsor and its affiliates.
We pay our Advisor the following pursuant to the advisory agreement:

•
We pay our Advisor monthly asset management fees equal to one-twelfth of 1.25% of the sum of the amount funded or allocated for CRE investments, including expenses and any financing attributable to such investments, less any principal received on debt and securities investments (or our proportionate share thereof in the case of an investment made through a joint venture). For the years ended December 31, 2016 and 2015, we incurred $18.1 million and $11.3 million, respectively, and paid $18.1 million and $11.3 million, respectively, of asset management fees to our Advisor.

•
We pay our Advisor an acquisition fee equal to 1.0% of the amount funded or allocated by us to originate or acquire CRE investments, including acquisition expenses and any financing attributable to such investments (or our proportionate share thereof in the case of an investment made through a joint venture). For the years ended December 31, 2016 and 2015, we incurred and paid $2.5 million and $9.5 million, respectively, of acquisition fees to our Advisor. From inception to December 31, 2016, our Advisor deferred $3.7 million of acquisition fees related to CRE securities. Our Advisor may determine to continue to defer these fees or seek reimbursement, subject to compliance with applicable policies.

•
We pay our Advisor a disposition fee equal to 1.0% of the contract sales price of each CRE investment sold. We do not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a CRE debt investment unless there is a corresponding fee paid by the borrower, in which case the disposition fee is the lesser of: (i) 1.0% of the principal amount of the CRE debt investment prior to such transaction; or (ii) the amount of the fee paid by our borrower in connection with such transaction. If we take ownership of a property as a result of a workout or foreclosure of a CRE debt investment, we will pay a disposition fee upon the sale of such property. For the years ended December 31, 2016 and 2015, we incurred and paid $2.9 million and $0.5 million, respectively, of disposition fees to our Advisor.

•
We reimburse our Advisor for direct and indirect operating costs incurred by our Advisor in connection with administrative services provided to us. Indirect operating costs include our allocable share of costs incurred by our Advisor for personnel and other overhead such as rent, technology and utilities. However, there is no reimbursement for personnel costs related to our executive officers and other personnel involved in activities for which our Advisor receives an acquisition fee or a disposition fee. We reimburse our Advisor quarterly for operating costs (including the asset management fee) subject to a limitation on operating costs for the four preceding fiscal quarters not to exceed the greater of: (i) 2.0% of our average invested assets; or (ii) 25.0% of our net income determined without reduction for any additions to reserves for depreciation, loan losses or other similar non-cash reserves and excluding any gain from the sale of assets for that period, or the 2%/25% Guidelines. Notwithstanding the above, we may reimburse our Advisor for expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. We calculate the expense reimbursement quarterly based upon the trailing 12-month period. As a result, for the years ended December 31, 2016 and 2015, we incurred and paid $9.0 million and $7.7 million, respectively, of allocable operating costs to our Advisor. In addition, as of December 31, 2016, our Advisor incurred $15.5 million in operating costs on our behalf that is still allocable.

•
We reimburse our Advisor for organization and offering costs paid on behalf of us in connection with our offering that was completed in November 2016. We are obligated to reimburse our Advisor, or its affiliates, as applicable, for organization and offering costs to the extent the aggregate of selling commissions, dealer manager fees and other organization and offering costs do not exceed 15.0% of gross proceeds from our offering. Our Advisor does not expect reimbursable organization and offering costs, excluding selling commissions and dealer manager fees, to exceed $15.0 million, or 1.0% of the total proceeds available to be raised from our offering. We calculate the expense reimbursement quarterly based upon the trailing 12-month period.  As of December 31, 2016 and 2015, we incurred $3.5 million and $3.9 million, respectively, of allocable organization and offering costs. As of December 31, 2016 and 2015, there we no organization and offering costs incurred by our Advisor on our behalf that remained allocable. For the years ended December 31, 2016 and 2015, we reimbursed $3.8 million and $3.9 million, respectively, of organization and offering costs to our Advisor.

•
We reimburse our Advisor for acquisition expenses actually incurred in connection with the selection, origination or acquisition of an investment, whether or not we ultimately originate or acquire the investment. For the years ended December 31, 2016 and 2015, our Advisor did not incur any acquisition expenses on our behalf for debt investments, as any such expenses were paid for by the borrowers of our loans. In addition, for the years ended December 31, 2016 and 2015, we had no reimbursable acquisition expenses for equity investments.

Subject to the terms and conditions of the advisory agreement, we also agreed to indemnify our Advisor and its affiliates against losses it incurs in connection with its obligations under the advisory agreement.
Dealer Manager
NorthStar Securities, LLC, or our Dealer Manager, an indirect subsidiary of our Sponsor, is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc. Pursuant to the dealer manager agreement with our Dealer Manager, we paid our Dealer Manager, selling commissions of up to 7.0% of gross proceeds from the sale of Class A shares and up to 2.0% of the gross proceeds from the sale of Class T shares sold in our primary offering, all of which were reallowed to participating broker-dealers. In addition, we paid our Dealer Manager a dealer manager fee of up to 3.0% of gross proceeds from the sale of Class A shares and up to 2.75% of the gross proceeds from the sale of Class T shares sold in our primary offering, a portion of which were typically reallowed to participating broker-dealers and paid to certain employees of our Dealer Manager. No selling commissions or dealer manager fees are paid for sales pursuant to our distribution reinvestment plan.
In addition, we pay our Dealer Manager, a distribution fee of up to 1.0% annually of gross proceeds from the sale of Class T shares sold in our primary offering, all of which is available to be reallowed to participating broker-dealers. The Dealer Manager will cease receiving distribution fees with respect to each Class T share upon the earliest to occur of the following: (i) a listing of our shares of common stock on a national securities exchange; (ii) such Class T share is no longer being outstanding; (iii) the Dealer Manager’s determination that total underwriting compensation, with respect to all Class A shares and Class T shares would be in excess of 10% of the gross proceeds of our primary offering; or (iv) the end of the month in which total underwriting compensation, with respect to the Class T shares held by a stockholder within his or her particular account would be in excess of 10% of the stockholder’s total gross investment amount at the time of purchase of the primary Class T shares held in such account.
For the years ended December 31, 2016 and 2015, we incurred and paid $9.3 million and $35.6 million, respectively, of selling commissions and $6.9 million and $16.0 million, respectively, of dealer manager fees. For the years ended December 31, 2016 and 2015, we incurred $5.8 million and $9,000, respectively, of distribution fees. For the years ended December 31, 2016 and 2015, we paid $0.8 million and $1,000, respectively, of distribution fees.
Acquisitions/Originations of First Mortgage Loans
In February 2016, we purchased a 51.0% interest in a mezzanine loan for $20.5 million at par, from NorthStar Realty. The loan is secured by a to-be-completed multifamily property located in Queens, New York and bears interest at a fixed rate of 14.0%.
In February 2016, we purchased CMBS with a face value of $48.2 million at a discount to par of $21.3 million, or 55.86%, from NorthStar Realty. The bond was purchased with an unlevered yield of 16.5%. As of purchase date, the weighted average expected maturity of the CMBS was 5.3 years.
In September 2016, we completed the acquisition of a diversified portfolio of limited partnership or similar equity interests in real estate private equity funds, from NorthStar Realty, or PE Investment III. PE Investment III is comprised of interests in 41 funds managed by 20 institutional-quality sponsors and has an aggregate reported net asset value, or NAV, of approximately $344.3 million as of March 31, 2016, or the Record Date. The funds hold interests in assets that are diversified geographically across 24 states and internationally and diversified by investment type, including mixed-use, multifamily, office and hotel properties.
We acquired PE Investment III at a price equal to 92.25% of the NAV as of the Record Date with $33.9 million paid at the closing (reflecting $34.3 million of net distributions due to us as of the closing date) and $204.7 million paid in December 2016. In addition, we assumed approximately $44.7 million of deferred purchase price obligations to third parties from whom

NorthStar Realty had originally acquired certain of the fund interests within PE Investment III, which includes the proportionate share of an obligation owed through a joint investment within PE Investment III, totaling $5.6 million. As of December 31, 2016, $21.0 million in deferred purchase price obligations have been paid. We also agreed to indemnify NorthStar Realty in connection with NorthStar Realty’s continuing guarantee of the payment of such deferred obligations.
In November 2016, we entered into a $284.2 million securitization financing transaction, or Securitization 2016-1. The transaction was collateralized by a pool of 10 CRE debt investments with a committed aggregate principal balance of $254.7 million primarily originated by us and three senior participations with a committed aggregate principal balance of $29.5 million originated by NorthStar Income, a company managed by an affiliate of our Sponsor. An affiliate of our Sponsor was appointed special servicer of Securitization 2016-1.
The above transactions were approved by our Board, including all of our independent directors. The PE Investment III transaction was also supported by an independent third-party valuation of PE Investment III.
Policies Governing Related Person Transactions
In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our Sponsor, our Advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our Advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our Sponsor, our Advisor or any of our directors have an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchases of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.
In addition to the provisions in our charter restricting related party transactions, our Board has adopted the following conflicts of interest policy prohibiting us from entering into certain types of transactions with our directors, our Advisor, our Sponsor or any of their affiliates in order to reduce the potential for conflicts inherent in transactions with affiliates. Pursuant to this policy, as required by our charter, we will not purchase investments from our Sponsor or its affiliates without a determination by a majority of our Board (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our Sponsor or its affiliates or, if the price to us is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable; provided that in no event shall the cost of such investment to us exceed its current appraised value. In addition, pursuant to these conflicts of interest policies, we will not borrow money from our directors, our Sponsor, our Advisor or any of their affiliates unless a majority of our Board (including a majority of independent directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and no less favorable to us than loans between unaffiliated parties under the same circumstances. We will not amend these policies unless a majority of our Board (including a majority of our independent directors) approves the amendment following a determination that the amendment is in the best interests of our stockholders.

AUDIT COMMITTEE REPORT
The following is a report of the Audit Committee of the Board of Directors, or the Board, of NorthStar Real Estate Income II, Inc., or the Company. Each of the three Audit Committee members is independent as such term is defined under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission, or SEC, regulations.
The primary purpose of the Audit Committee is to assist the Board with the oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices; (2) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance; (3) the independence and qualifications of the Company’s independent auditors; (4) the performance of the Company’s internal audit function and its independent auditors; and (5) the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written charter which more fully describes the Audit Committee’s function. A copy of the charter is available under the corporate governance section of the Company’s website.
In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended December 31, 2016. The Audit Committee discussed with Grant Thornton LLP, or Grant Thornton, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee also discussed with Grant Thornton its independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.
This report of the Audit Committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.
Audit Committee:
Winston W. Wilson, Chairman
Justin P. Meagher
Chris S. Westfahl
INDEPENDENT ACCOUNTANTS
Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees for professional services billed to us by Grant Thornton for the years ended December 31, 2016 and 2015 were as follows:

	Years Ended December 31,
Type of Fee	2016	2015
Audit(1)	$1,562,671	$685,650
Audit‑related	—	—
Tax	—	—
Other	—	—
Total	$1,562,671	$685,650
________________________

(1)	Includes audit fees paid by our Advisor on our behalf.
Fees for audit services for the years ended December 31, 2016 and 2015 include fees associated with the annual audits for such years, including the quarterly review of our Quarterly Reports on Form 10-Q for each of the three-month periods ended March 31, June 30 and September 30, 2016 and 2015, the examination of our Annual Report on Form 10-K for the fiscal years ended December 31, 2016 and 2015 and for other attest services, including issuance of consents and review of our post-effective amendments to our Registration Statement on Form S-11 and Form S-3 and other documents filed by us with the SEC. Fees for audit services are currently incurred by our Advisor on our behalf and are classified as offering and operating costs. See “Certain Relationships and Related Transactions.”
Audit Committee Pre-Approval Policy
In accordance with applicable laws and regulations, our Audit Committee reviews and pre-approves any audit and non-audit services to be performed by the Company’s independent registered public accounting firm to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Our Audit Committee annually reviews and pre-approves all audit, audit‑related, tax and all other services that are performed by our independent registered public accounting firm. Our Audit Committee approved all of the services listed in the table above. In some cases our Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget. Our Audit Committee has also authorized the Chairman of our Audit Committee to pre-approve permissible services and related fees and the Chairman must report such pre-approval to the full Audit Committee at its next scheduled meeting.

PROPOSAL NO. 1:
ELECTION OF BOARD OF DIRECTORS
Our Board has recommended that Messrs. Daniel R. Gilbert, Jonathan T. Albro, Justin P. Meagher, Chris S. Westfahl and Winston W. Wilson be elected to serve on our Board, each until the annual meeting of stockholders for 2018 and until his successor is duly elected and qualified. For certain information regarding each nominee, see “Board of Directors” above.
Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of our voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with our charter and bylaws, as then in effect.
Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote “withheld” from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2018
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2018 annual meeting of stockholders if they are received by us on or before December 29, 2017. Stockholder proposals must be directed to the Secretary, NorthStar Real Estate Income II, Inc., at 399 Park Avenue, 18th Floor, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our current bylaws. In order for a proposal to be “timely” under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 p.m., local time, on December 29, 2017 and not earlier than November 29, 2017; provided, however, in the event that the date of the 2018 annual meeting of stockholders is advanced or delayed by more than 30 days from June 22, 2018, a proposal by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of: (i) the 120th day prior to the date of such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.
INCORPORATION BY REFERENCE
This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.
OTHER MATTERS
Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

APPENDIX A
FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2017

NorthStar
REAL ESTATE INCOME II

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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APPENDIX A
FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

NORTHSTAR REAL ESTATE INCOME II, INC.
Annual Meeting of Stockholders
June 22, 2017 11:30 AM, Local Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Daniel R. Gilbert, Frank V. Saracino and Jenny B. Neslin, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent the undersigned, to exercise all of the powers that the undersigned would have if personally present, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NORTHSTAR REAL ESTATE INCOME II, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 AM, local time, on June 22, 2017, at 399 Park Avenue, 18th Floor, New York, NY 10022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is executed but no direction is given, this proxy will be voted "FOR ALL" of the director nominees listed in Proposal 1 and in the discretion of the proxy holder upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side

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